                                                                   Exhibit 10.63


                             SUBSCRIPTION AGREEMENT

                       Private Placement of Common Stock,
                            Par Value $.001 per Share


         THIS AGREEMENT, made this 11th day of June, 1999, by and among J.K.K. HOLDINGS, LLP (the "Purchaser") and VISION TWENTY-ONE, INC., a Florida corporation (the "Corporation"):

                              W I T N E S S E T H:

         WHEREAS, the Purchaser desires to purchase shares of the Corporation's common stock and the Corporation desires to sell shares of its common stock as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants, premises and agreement of the parties hereto and of the mutual benefits to be gained by the performance thereof and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, the parties hereto, for themselves and their respective heirs, personal representatives, successors and assigns covenant and agree as follows:

         1. Subscription. The Purchaser hereby elects to participate in the Corporation by subscribing to purchase 117,666 shares of the common stock, par value $.001 per share, offered hereby (the "Common Stock") at a price of $6.00 per share in accordance with the terms and conditions set forth herein.

         2. Purchase Price. The purchase price for the Common Stock subscribed for hereby is equal to $6.00 per share, or $706,000 in total for purchase of the 117,666 shares of Common Stock subscribed for herein.

         3. High Risk of Loss of Investment. There are risks incident to the ownership of Common Stock in the Corporation. This investment is speculative.

         4. Representations by Undersigned. The Purchaser represents and warrants to the Corporation and its officers and directors as follows:

                  (a) The Purchaser has been given (i) access to all books and records, legal documents and other material information of the Corporation; (ii) access to all material contracts and documents of the Corporation relating to the issuance of the Common Stock and the Corporation's business; and (iii) an opportunity to ask questions of and receive answers from the executive officers of the Corporation, regarding the information in (i) and (ii) above.

                  (b) The Purchaser is advised that the Common Stock subscribed for hereby has not been registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws in reliance upon exemption provisions of the Act and such other laws; and accordingly, no Federal or state agency has made any recommendation or endorsement as to, or otherwise passed on the merits of, purchasing the Common Stock.

                  (c) Because the Common Stock has not been registered under the Act or state law, the Purchaser of the Common Stock must bear the economic risks of investment for an indefinite period of time. The Purchaser is advised that it will not be possible to readily liquidate his or her investment. The Purchaser is further aware that such registration in the future is uncertain and that the Corporation is not under any obligation to register the Common Stock or assist in complying with any exemption from registration, except as set forth below.

                  (d) The Purchaser has read, is familiar with and understands Rule 501 of Regulation D and represents that the Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Act. The Purchaser represents that he or she has (i) a net worth of at least $1,000,000, exclusive of his home, home furnishings and automobiles; (ii) annual income of at least $200,000, which he or she represents is sufficient to provide for his or her personal needs, living expenses, and contingencies; (iii) an overall commitment to investments which are not readily marketable that is not disproportionate to his or her net worth so that an investment in the Common Stock will not cause such overall commitment to be excessive; and (iv) such knowledge and experience in business and financial matters that he or she is capable of evaluating the Corporation and its proposed activities and the merits of investment in the Common Stock. The Purchaser further represents that he is a director. The Purchaser has adequate means of providing for his or her current needs and personal contingencies and has no need for liquidity in his or her investment and can afford to lose the entire amount of the investment.

                  (e) The Purchaser has made such independent inquiries as he or she deems necessary to evaluate properly his or her investment in the Common Stock, including consultation with his or her personal legal and tax advisors to determine whether the investment is appropriate for him or her.

                  (f) The Purchaser is over twenty-one (21) years of age.

                  (g) The Purchaser: (i) is acquiring the Common Stock solely for the Purchaser's own account for investment purposes only and not with a view toward resale or distribution thereof, either in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Common Stock to any other person; and (iii) agrees not to sell or otherwise transfer the Common Stock unless and until the Common Stock is subsequently registered under the 1933 Act and any applicable state securities laws, or unless an exemption from any such requirement is available. No other person or entity will have, upon consummation of the transactions contemplated herein, a direct or indirect beneficial interest in the Common Stock. The Purchaser does not currently have any reason to anticipate any change in his or her circumstances or other particular occasion or event which would cause him or her to sell his Common Stock.

                  (h) The Purchaser understands that the statutory basis on which the Common Stock is being offered, sold and/or issued to the Purchaser would not be available if the Purchaser's present intention were to hold the Common Stock for a fixed period of time or until the occurrence of a certain event. The Purchaser realizes that, in the view of the Securities and Exchange Commission (the "Commission"), a purchase of the Common Stock now with a present intention to resell by reason of a foreseeable specific contingency or any anticipated change in the market value of the Common Stock, or in the condition of the Corporation or that of the industry in which the business of the Corporation is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the Purchaser for the acquisition of the Common Stock, and for which the Common Stock may be pledged as a security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, constitute a purchase with an intention inconsistent with the Purchaser's representations to the Corporation and the Commission would then regard such purchase as a purchase for which the exemption from registration under the Act relied upon by the Corporation in connection herewith is not available.

                  (i) The funds provided for the Purchaser's investment in the Common Stock are either the separate property of the Purchaser, community property over which the Purchaser has the right of control, or are funds as to which the Purchaser otherwise has the sole right of management.

                  (j) If the Purchaser is a partnership, corporation, trust or other entity: (i) the Purchaser has enclosed with this Subscription Agreement evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement); (ii) the Purchaser was not organized or reorganized for the specific purposes of acquiring the Common Stock;
         (iii) the Purchaser has total assets in excess of $5,000,000 or each of the equity owners of the Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Act; (iv) the individual executing this Subscription Agreement has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf; and (v) an investment in the Common Stock described herein has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

                  (k) The following address is the Purchaser's principal business address:

                              710 East 24th Street
                              Minneapolis, MN 55404

                  (l) The Purchaser has received no representation or warranty from any person regarding the Corporation or its business or prospects, or the Common Stock; and the Purchaser acknowledges that the ability of the Corporation to achieve its business objective is uncertain.

                  (m) The Purchaser is a bona fide resident and domiciliary, not a transient or temporary resident, of the State of Minnesota.

                  (n) The Purchaser has made such investigation and examination of the affairs of the Corporation and has obtained such information relating thereto as he or she deems necessary to verify the accuracy of the information furnished to him or her.

                  (o) Unless the Purchaser has notified the Corporation to the contrary in writing, he or she acknowledges that he or she has not relied upon the advice of a "purchaser representative" (as defined in Regulation D of the Securities and Exchange Commission) in evaluating the risks and merits of this investment.

                  (p) The Purchaser understands that the Corporation is relying upon the truth and accuracy of these representations and warranties.

         5. The Purchaser acknowledges that he or she understands the meaning and legal consequences of the representations and warranties contained in
Section 4 hereof, and he or she hereby agrees to protect, defend, indemnify and hold harmless the Corporation and its officers, directors and agents, from and against any and all loss, damage or liability due to or arising out of a breach of any representation of warranty of the Purchaser. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not either thereby or in any other manner waive any rights granted to or her him under Federal or state securities laws.

         6. It is understood that this subscription is not binding upon the Corporation until the Corporation accepts it, which acceptance is at the sole discretion of the Corporation, to be evidenced by execution of this Subscription Agreement where indicated by an executive officer of the Corporation.

         7. The Subscription Agreement is not subject to termination or cancellation by the subscriber except as set forth below:

         TO RESIDENTS OF FLORIDA: THE SHARES OF COMMON STOCK OFFERED HEREIN HAVE NOT BEEN REGISTERED WITH THE FLORIDA DIVISION OF SECURITIES. PURSUANT TO FLORIDA STATUTES, SECTION 517.061(11) (A) (5), INVESTORS MAY ELECT, WITHIN THREE (3) BUSINESS DAYS AFTER DELIVERY OF THEIR SUBSCRIPTION AGREEMENT AND THE PURCHASE PRICE FOR THE SHARES, TO WITHDRAW THEIR SUBSCRIPTION AND RECEIVE A FULL REFUND (WITHOUT INTEREST) OF SUCH PURCHASE PRICE. THIS WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH SUCH WITHDRAWAL, AN INVESTOR SHOULD SEND A LETTER OR TELEGRAM TO THE

CORPORATION, INDICATING THE INTENTION TO WITHDRAW, POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY AFTER DELIVERY OF FUNDS TO THE CORPORATION, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND TO EVIDENCE THE TIME WHEN IT IS MAILED. ANY ORAL REQUESTS FOR RESCISSION SHOULD BE ACCOMPANIED BY A REQUEST FOR WRITTEN CONFIRMATION THAT THE ORAL REQUEST WAS RECEIVED ON A TIMELY BASIS.

         8. The Corporation may accept or reject a subscription in whole or part for any reason after receipt of a properly executed Subscription Agreement, Offeree Questionnaire and a check representing full payment for the Shares subscribed. A Subscription Agreement will be considered accepted by the Corporation only after it has been signed by an authorized officer of the Corporation. If the Corporation refuses a subscription, the Corporation will promptly refund the subscription payment without interest, promptly after such rejection, along with notice thereof.

         9. The Purchaser understands and agrees that any certificate evidencing the Common Stock shall be stamped or otherwise imprinted with a legend in substantially the following form:

                              RESTRICTED SECURITIES

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE OF THESE SECURITIES OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATES' SECURITIES LAWS.

         The Purchaser further acknowledges that: (i) if the Common Stock described herein becomes publicly traded, any necessary stop transfer orders will be placed upon the certificates for the Common Stock in accordance with the Act, and (ii) the Corporation is under no obligation to aid the Purchaser in obtaining any exemption from the registration requirements of the Act or any jurisdiction.

         10. In no event will the Purchaser sell or otherwise transfer any of the securities described herein other than in accordance with the terms thereof and applicable law.

         11. All information which the Purchaser has provided to the Corporation concerning the Purchaser, the Purchaser's financial position and the Purchaser's knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any change in such information prior to the issuance of the Common Stock to the Purchaser, the Purchaser will immediately provide the Corporation with such new information. The Purchaser further agrees, if required by the Corporation or its authorized representative, to provide bank references, tax returns or other confirming information concerning the Purchaser's financial position as may be reasonably requested by the Corporation.

         12. Prior to the offer to sell the Common Stock to the Purchaser, the Purchaser had a preexisting personal or business relationship with the Corporation or at least one of its officers, directors or controlling persons evincing trust between the Purchaser and such other person.

         13. The Purchaser acknowledges that the Corporation and other parties will rely upon the representations made herein to qualify the issuance of the Common Stock for the registration exemptions afforded by the Act and Regulation D, and any similar exemptions afforded by the laws of applicable states. The Purchaser agrees to provide such other information and assistance as may be necessary to comply with all applicable Federal and state securities registration requirements or exemptions thereto for the issuance of the Common Stock, or otherwise as may be reasonably necessary for compliance with any and all laws and ordinances to which the Corporation is subject.

         14. Registration Rights.

                  (a) Demand Registration. In case the Corporation shall receive from the Purchaser a written request that the Corporation effect a registration under the Securities Act with respect to not less than all of the shares of Common Stock subscribed to herein, the Corporation shall as soon as practicable, but in any event within 60 days, file and effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as would permit or facilitate the sale and distribution of all such shares of Common Stock. The Corporation shall not be required to effect more than one (1) registration under this Section 14. In addition, during any twenty-four month period, the Corporation shall have the right to delay on one occasion any registration statement filed pursuant to this Section 14 for one
(1) period not in excess of thirty (30) days.

                  (b) Piggy Back Registration. If at any time or from time to time the Corporation shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than
(i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, the Corporation will:

                           (i) promptly give to the Purchaser written notice
thereof; and

                           (ii) include in such registration (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Common Stock specified in a written request or requests, made within 20 days after receipt of such written notice from the Corporation, by the Purchaser.

                  (c) Underwriting. If the registration of which the Corporation gives notice is for a registered public offering involving an underwriting, the Corporation shall so advise the Purchaser. In such event, the right of the Purchaser to registration pursuant to this section shall be conditioned upon the Purchaser's participation in such underwriting and the inclusion of the Purchaser's Common Stock in the underwriting to the extent provided herein. The Purchaser shall (together with the Corporation and any other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Corporation. Notwithstanding any other provision of this section, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Common Stock to be included in such registration. The Corporation shall so advise the Purchaser and the number of shares of Common Stock that may be included in the registration and underwriting shall reduced accordingly. If the Purchaser disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Corporation and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require. The Corporation may include shares of Common Stock held by shareholders other than the Purchaser in a registration statement pursuant to this section if, and to the extent that, the amount of Common Stock otherwise includible in such registration statement by the Purchaser would not thereby be diminished.

                  (d) All registration expenses incurred in connection with registrations pursuant to this section shall be borne by the Corporation.

                  (e) The Corporation shall have the sole and exclusive right to utilize and select the underwriters of any public offering of shares of the Common Stock, including any public offering conducted pursuant to the registration rights set forth above. The use of underwriters in any registration right set forth above is, at the sole discretion of the Corporation, subject to the Corporation's ability to engage underwriters under terms and conditions deemed reasonable by the Corporation.

                  (f) The Corporation shall not be required to continue a registration statement if such shares of Common Stock of Purchaser are eligible to be sold under Rule 144 of the Securities Act, or otherwise eligible for sale to the public without registration.

                  (g) The Corporation shall have the right to suspend or delay the effectiveness of any registration statement upon the advice of counsel, where such suspension or delay is required to allow the Corporation to maintain compliance with all securities laws.

                  (h) The Purchaser agrees to cooperate with the Corporation in all respects in connection with registration of the Common Stock, including timely supplying all information and executing and returning all documents requested by the Corporation and its managing underwriter and which are customary in transactions of this type.

                  (i) In the event of an underwritten offering, the Purchaser agrees to accept the terms of the underwriting as agreed upon between the Corporation and its underwriters so long as they are reasonable and customary.

                  (j) The Corporation shall have the right to defer the filing of any registration statement or suspend the effectiveness of such registration statement or reduce the number of shares of the Purchaser's Common Stock registered in the registration statement if the Board of Directors of the Corporation determines in good faith that it would be seriously detrimental to the Corporation and its stockholders for such registration statement to be filed or utilized in a transaction.

         15. This agreement shall not be assignable by any party without the written consent of the other party; contains the entire agreement between the parties; cannot be modified except in writing signed by all parties hereto; shall be binding upon the parties, their heirs, legal representatives, successors and assigns; can be specifically enforced; and shall be governed by Florida law.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the 11th day of June, 1999.

                                            "PURCHASER"

                                             J.K.K. HOLDINGS, LLP

                                            By: /s/ Jonathan I.  Katz
                                               --------------------------------
                                                Jonathan I. Katz

                                            -----------------------------------
                                            Tax Identification or
                                            Social Security Number

                                            -----------------------------------
                                            Address

                                            -----------------------------------
                                            City, State and Zip Code

         In consideration of and in reliance upon the foregoing, the subscription and purchase described herein is hereby accepted this 11th of June, 1999.

                                           VISION TWENTY-ONE, INC.


                                            By: /s/ Theodore N. Gillette
                                               --------------------------------
                                               Theodore Gillette, Chairman,
                                                President and CEO